UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 9, 2014

TYCO INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

Victor von Bruns-Strasse 21
CH-8212 Neuhausen am Rheinfall, Switzerland
(Address of Principal Executive Offices, including Zip Code)
41-52-633-02-44
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events.

 On April 9, 2014, Tyco International Ltd. (the “Company”) announced that Atkore International Group, Inc. (“Atkore”) completed the redemption of all of the Company’s remaining common equity stake in Atkore for aggregate cash proceeds of $250 million. This amount may be adjusted upward by up to $25 million if, prior to December 31, 2014, there is a sale or merger of Atkore, a sale of substantially all of Atkore’s assets or an initial public offering of Atkore’s stock. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release regarding redemption of minority interest in Atkore International Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/Judith A. Reinsdorf
Judith A. Reinsdorf
Executive Vice President and General Counsel

Date: April 9, 2014

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